As filed with the Securities and Exchange Commission on June 9, 2000
                                                      Registration No. _________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                              THE SECURITIES ACT OF
                                      1933

                                V-ONE Corporation
             -------------------------- ---------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                  52-1953278
   -------------------------------                  -------------------
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                       20250 Century Boulevard, Suite 300
                           Germantown, Maryland 20874
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                V-ONE Corporation
                            1998 Incentive Stock Plan
                            -------------------------
                              (Full title of plan)

                               Margaret E. Grayson
                          Senior Vice President and CFO
                          Century Boulevard, Suite 300
                           Germantown, Maryland 20874
                   -------------------------------------------
                     (Name and address of agent for service)
                                 (301) 515-5200
                     ---------------------------------------
                     (Telephone number of agent for service)

                                    Copy to:
                            Richard A. Gashler, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


                         CALCULATION OF REGISTRATION FEE
                         -------------------------------

=======================================================================================================
                                                  Proposed         Proposed
                                                  maximum          maximum aggregate   Amount of
Title of securities        Amount to              offering price   offering price      registration
to be registered           be registered          per share                            fee

-------------------------------------------------------------------------------------------------------

Common stock, $0.001 par   2,500,000 shares       $3.75 (1)        $9,375,000 (1)       $2,475
value per share
-------------------------------------------------------------------------------------------------------
--------------------

(1) Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low sales prices for the Registrant's Common Stock reported on the Nasdaq SmallCap market on June 6, 2000.

                       DOCUMENTS INCORPORATED BY REFERENCE

                  V-ONE Corporation's earlier Registration Statement on Form S-8 ("Original Registration Statement"), filed with the Securities and Exchange Commission on May 18, 1998 (File No. 333-52909), pertaining to the V-ONE Corporation Incentive Stock Plan is incorporated herein by reference. This incorporation is made pursuant to General Instruction E of Form S-8 regarding the registration of additional securities of the same class as other securities for which there has been filed a Registration Statement on Form S-8 relating to the same plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.           EXHIBITS.

       The following are filed herewith as part of this Registration Statement:

         EXHIBIT NO.                                 EXHIBIT
         -----------                                 -------

                 5.1 Opinion of Kirkpatrick & Lockhart LLP, as to the legality of the securities being registered

                 23.1     Consent of Ernst & Young LLP, independent auditors

                 23.2     Consent of PricewaterhouseCoopers LLP

                 23.3 The consent of Kirkpatrick & Lockhart LLP, to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1

                 24       Power of Attorney (see page 5)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland, on this 8th day of June, 2000.

                                            V-ONE CORPORATION



                                    By:     /s/ Margaret E. Grayson
                                            -----------------------
                                            Margaret E. Grayson
                                            Senior Vice President and
                                            Chief Financial Officer

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David D. Dawson and Margaret E. Grayson, and each of them, his or her attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                  Title                               Date
---------                  -----                               -----

/s/ David D. Dawson        Chairman of the Board,              June 8, 2000
-----------------------    President and Chief  Executive
David D. Dawson            Officer  (Principal Executive
                           Officer)

/s/ Margaret E. Grayson    Senior Vice President, Chief        June 8, 2000
-----------------------    Financial Officer and Directo
Margaret E. Grayson        (Principal Financial Officer)


/s/ John Nesline           Controller                          June 8, 2000
-----------------------    (Principal Accounting Officer)
John Nesline

/s/ Heidi Heiden           Director                            June 8, 2000
---------------------
Heidi Heiden

Signature                  Title                               Date
---------                  -----                               -----

A.L. Giannopoulos          Director                            June 8, 2000
---------------------
A.L. Giannopoulos

/s/ William E. Odom        Director                            June 8, 2000
---------------------
William E. Odom

/s/ Michael Mufson         Director                            June 8, 2000
---------------------
Michael Mufson

EXHIBIT INDEX

         The following  exhibits are filed herewith as part of this Registration
Statement:

Exhibit No.                     Description
-----------                     -----------

5.1 Opinion of Kirkpatrick & Lockhart LLP, as to the legality of the securities being registered

23.1                            Consent  of  Ernst  &  Young  LLP,   independent
                                auditors

23.2                            Consent of PricewaterhouseCoopers LLP

23.3 The consent of Kirkpatrick & Lockhart LLP, to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1

24                              Power of Attorney (see page 5)